SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                               ----------------

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):     January 18, 2001



                               TeleCorp PCS, Inc.
                               ------------------
               (Exact Name of Registrant as Specified in Charter)



         Delaware                   333-36954                 54-1988007
         --------                   ---------                 ----------
      (State or Other              (Commission               (IRS Employer
       Jurisdiction                File Number)           Identification No.)
     of Incorporation)




                          1010 N. Glebe Road, Suite 800
                               Arlington, VA 22201
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (703) 236-1100

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.     Other Events

            On January 18, 2001, TeleCorp PCS, Inc. issued a press release announcing that its subsidiary, Tritel PCS, Inc., received the consents required to amend its 12 3/4% Senior Subordinated Discount Notes Indenture in connection with its private offering of senior subordinated notes. A copy of the press release is attached hereto as Exhibit 99.1, and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)  The following exhibits are filed with this report:

         Exhibit Number                            Description
         --------------                            -----------
         99.1                          Press Release of TeleCorp PCS, Inc.
                                       dated January 18, 2001.

                                   SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                TeleCorp PCS, Inc.

      Date: January 18, 2001
                                                By:   /s/ Thomas H. Sullivan
                                                      ----------------------
                                                      Thomas H. Sullivan
                                                      Executive Vice President-
                                                      Chief Financial Officer

                                  Exhibit Index
                                  -------------



      Exhibit                 Description

      Exhibit 99.1            Press Release of TeleCorp PCS, Inc. dated
                              January 18, 2001.